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                                                                   EXHIBIT 99.03
                          BERGEN BRUNSWIG CORPORATION

             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR
            THE SPECIAL MEETING OF SHAREHOLDERS ON FEBRUARY 20, 1998

The undersigned hereby appoints ROBERT E. MARTINI, DONALD R. RODEN and CHARLES
J. LEE, and each of them, attorneys and proxies, with power of substitution in each of them, to vote for and on behalf of the undersigned at the Special Meeting of Shareholders of Bergen Brunswig Corporation to be held on February 20, 1998, and any postponement or adjournment thereof, upon matters properly coming before the meeting, as set forth in the Notice of Meeting and Joint Proxy Statement/Prospectus, both of which have been received by the undersigned, and upon all such other matters that may properly be brought before the meeting, as to which the undersigned hereby confers discretionary authority to vote upon said proxies. Without otherwise limiting the general authorization given hereby, said attorneys and proxies are instructed to vote as follows:

      (THIS PROXY CARD CONTINUES AND MUST BE SIGNED ON THE REVERSE SIDE.)

    COMMENTS/ADDRESS CHANGE: PLEASE MARK COMMENT/ADDRESS BOX ON REVERSE SIDE

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS BELOW AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF.

Please mark
your votes as
indicated in
this example  [x]


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[ ]

Please mark
your votes as
indicated in
this example   [X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS BELOW.

1. To approve and adopt the Agreement and Plan of Merger, dated as of August 23, 1997, by and among Bergen Brunswig Corporation, Cardinal Health, Inc. and Bruin Merger Corp.

    For  [ ]    Against  [ ]    Abstain  [ ]

2. To adjourn the Special Meeting, if necessary, to permit further solicitation of proxies in the event that there are not sufficient votes at the time of the Special Meeting to approve Proposal 1.

    For  [ ]    Against  [ ]    Abstain  [ ]

3. In their discretion, to vote upon such other business as may properly come before the Special Meeting.

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. GIVE FULL TITLE IF AN ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC. FOR AN ACCOUNT IN THE NAME OF TWO OR MORE PERSONS, EACH SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

Dated:                         , 1998
      -------------------------

-------------------------------------
               (Signed)

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               (Signed)

VOTES MUST BE INDICATED
(x) IN BLACK OR BLUE INK.    [X]

PLEASE SIGN THIS PROXY AND RETURN IT PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND.